Board of Directors and Stockholders
W-J International, Ltd.
Paynesville, Minnesota

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation of our report dated December 4, 1998 appearing in this Annual Report on Form 10-KSB of W-J International, Ltd. for the year ended September 30, 1998.

/s/ Stirtz Bernards Boyden Surdel & Larter, P.A.

Edina, Minnesota
December 21, 1998